UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

335 Madison Avenue, 4th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 8, 2023, Rubicon Technologies, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the matters on which the Company’s stockholders voted, along with final voting results, as reported by the Company’s independent inspector of election.

1.	Director Proposal. All three nominees for Class I director were elected, each to serve a three-year term expiring at the Company’s 2026 annual meeting or until such director’s earlier death, resignation, disqualification or removal. The voting results are set forth below:

Name	For	Against	Withhold	Non-Votes
Barry Caldwell	99,212,856	0	5,597,394	17,859,847
Paula Henderson	98,676,163	0	6,134,087	17,859,847
Philip Rodoni	99,268,327	0	5,541,923	17,859,847

2.	Auditor Proposal. The appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified. The voting results are set forth below:

For	Against	Abstain	Non-Votes
118,547,998	739,276	3,382,823	0

3.	SEPA Proposal. The SEPA Proposal was approved, providing for (i) the issuance of up to $200.0 million in shares of the Company’s Class A common stock (the “Common Stock”) to YA II PN, Ltd. (the “Yorkville Investor”) pursuant to the Standby Equity Purchase Agreement, dated as of August 31, 2022, entered into by and between the Company and the Yorkville Investor, and (ii) the issuance of up to 200,000 shares of Common Stock to the Yorkville Investor as an initial commitment fee. The voting results are set forth below:

For	Against	Abstain	Non-Votes
98,903,347	2,943,975	2,962,928	17,859,847

4.	Reverse Stock Split Proposal. The Reverse Stock Split proposal was approved, granting the Company’s board of directors discretionary authority to (i) amend the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of Common Stock, and (ii) effect the Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders. The voting results are set forth below:

For	Against	Abstain	Non-Votes
120,840,508	1,775,866	53,723	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: June 9, 2023

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